EX-10.S

                      INDEMNITY AGREEMENT

     THIS AGREEMENT is made as of this 22nd day of October, 1996, between AMP Incorporated, a Pennsylvania corporation (the "Corporation"), and (Fullname) (the "Indemnitee").

                      W I T N E S S E T H:

      WHEREAS, the Indemnitee is currently serving as a member of the Board of Directors of the Corporation (the "Board of Directors") and in such capacity as a director is performing valuable services for the Corporation; and

      WHEREAS, the Corporation wishes the Indemnitee to continue in such capacity; and

     WHEREAS, as additional consideration for the services of the Indemnitee, the Corporation has determined that it is reasonable, prudent and necessary and in its best interests and those of its stockholders to obligate itself contractually to indemnify its directors so that they will continue to serve the Corporation free from uncertainties concerning the scope and adequacy of the protections afforded them against the risks associated with their service to or for the benefit of the Corporation; and

      WHEREAS, the Indemnitee is willing to serve, to continue to serve and to undertake additional services for or on behalf of the Corporation on the condition that he/she be so indemnified.

      NOW, THEREFORE, in consideration of the premises and the agreements and covenants contained herein, the Corporation and the Indemnitee, intending to be legally bound hereby, agree as follows:

                            ARTICLE I
                       CERTAIN DEFINITIONS

      Section 1.1 Definitions. For purposes of this Agreement, the following terms have the meanings set forth below, unless the context otherwise requires:

      "Board of Directors" shall mean the Board of Directors of the Corporation.

     "Change in Control" shall mean:

          i) any Person (as defined below) is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act (as defined below), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (ii) the following individuals cease for any reason to constitute a majority of the number of directors then serving: individuals who, on the date hereof, constitute the Board and any new director (other than a director whose initial assumption of office is in connection with an actual or threatened election contest, including but not limited to a consent solicitation, relating to the election of directors of the Corporation) whose appointment or election by the Board or nomination for election by the Corporation's stockholders was approved by a vote of at least two-thirds (2/3) of the directors then still in office who either were directors on the date hereof or whose appointment, election or nomination for election was previously so approved; or

          (iii) there is consummated a merger or consolidation of the Corporation with any other corporation or the issuance of voting securities of the Corporation in connection with a merger or consolidation of the Corporation (or any direct or indirect subsidiary of the Corporation) pursuant to applicable stock exchange requirements, other than (A) a merger or consolidation that would result in the voting securities of the Corporation outstanding immediately prior to such merger or consolidation continuing to represent (either by remaining outstanding or by being converted into voting securities of the surviving entity or any parent thereof) at least 50% of the combined voting power of the voting securities of the Corporation, or such surviving entity or any parent thereof, outstanding immediately after such merger or consolidation, or (B) a merger or consolidation effected to implement a recapitalization of the Corporation (or similar transaction) in which no Person is or becomes the beneficial owner (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of securities of the Corporation (not including in the securities beneficially owned by such Person any securities acquired directly from the Corporation or its affiliates) representing 30% or more of either the then outstanding shares of common stock of the Corporation or the combined voting power of the Corporation's then outstanding securities; or

          (iv) the stockholders of the Corporation approve a plan of complete liquidation or dissolution of the Corporation or there is consummated an agreement for the sale or disposition by the Corporation of all or substantially all of the Corporation's assets, other than a sale or disposition by the Corporation of all or substantially all of the Corporation's assets to an entity, at least 70% of the combined voting power of the voting securities of which are owned by Persons in substantially the same proportions as their ownership of the Corporation immediately prior to such sale.

     "Constituent Corporation" shall have the meaning specified in Section 3.1 of this Agreement.

     "Covered Entity" shall have the meaning specified in Section 3.1 of this Agreement.

     "Derivative Proceeding" shall have the meaning specified in Section 3.2 of this Agreement.

     "Disinterested Director" shall mean a director of the Cor poration who is not or was not a party to, or otherwise involved in, the Proceeding or Derivative Proceeding in respect of which indemnification is sought by the Indemnitee.

     "Effective Date" shall mean and refer to the date of this Agreement.

     "Exchange Act" shall mean the Securities Exchange Act of 1934, as amended.

     "Independent Counsel" shall mean a law firm, or member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five years has been, retained to represent: (i) the Corporation or the Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding or Derivative Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under applicable standards of professional conduct then prevailing under the laws of the Commonwealth of Pennsylvania, would have a conflict of interest in representing either the Corporation or the Indemnitee in an action to determine the Indemnitee's rights under this Agreement.

     "Person" shall have the meaning given in Section 3(a)(9) of the Exchange Act, as modified and used in Sections 13(d) and 14(d) thereof, except that such term shall not include:

          (i)  the Corporation or any of its subsidiaries;

           (ii) a trustee or other fiduciary holding securities under an employee benefit plan of the Corporation or any of its subsidiaries;

          (iii) an underwriter temporarily holding securities pursuant to an offering of such securities; or

           (iv) a corporation owned, directly or indirectly, by the stockholders of the Corporation in substantially the same proportions as their ownership of stock of the Corporation.

     "Proceeding" shall have the meaning specified in Section 3.1 of this Agreement.

     "Representative" shall have the meaning specified in Section
     3.1 of this Agreement.

     "Supporting Documentation" shall have the meaning specified in Section 4.1 of this Agreement.

                           ARTICLE II
                       AGREEMENT TO SERVE

     Section 2.1 Agreement to Serve. Indemnitee agrees to serve as a director of the Corporation and Indemnitee shall continue to serve in such capacity so long as he/she is duly elected and qualified, or duly appointed, in accordance with the Bylaws of the Corporation, or until such time as he/she tenders his/her resignation in writing or is terminated in that capacity by the Board of Directors or the stockholders of the Corporation or by operation of law. Nothing in this Agreement shall give the Indemnitee any contractual rights to be continued in such capacity.

                           ARTICLE III
                         INDEMNIFICATION

     Section 3.1 Indemnification in Respect of Proceedings Other Than Derivative Proceedings. The Corporation, to the extent permitted by the provisions of this Agreement, shall indemnify the Indemnitee in the event he/she is, was or becomes a party or is threatened to be made a party to any threatened, pending or completed investigation, claim, action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor) and whether formal or informal, and any appeal therein in which the Indemnitee may be involved (a "Proceeding"), by reason of the fact that the Indemnitee is or was a director, officer, employee or agent (a "Representative") of the Corporation, or a constituent corporation absorbed in a consolidation or merger ("Constituent Corporation"), or is or was serving at the request of the Corporation or a Constituent Corporation as a Representative of another corporation, partnership, joint venture, trust or other enterprise, including without limitation any employee benefit plan (such other corporation, partnership, joint venture, trust, or other enterprise or employee benefit plan hereafter being referred to as a "Covered Entity"), against all expenses (including attorneys' fees and disbursements), judgments, fines and amounts paid in settlement actually and reasonably incurred by the Indemnitee in connection with such Proceeding.

      Section 3.2 Indemnification In Respect of Derivative Proceedings. The Corporation, to the extent permitted by the provisions of this Agreement, shall indemnify the Indemnitee in the event he/she is, was or becomes a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or in the right of the Corporation to procure a judgment in its favor (a "Derivative Proceeding") by reason of the fact that the Indemnitee is or was a Representative of the Corporation or a Constituent Corporation, or is or was serving at the request of the Corporation or a Constituent Corporation as a Representative of a Covered Entity, against all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by the Indemnitee in connection with the defense or settlement of such Derivative Proceeding. Indemnification shall not be made in a Derivative Proceeding in which the Indemnitee has been adjudged to be liable to the Corporation unless and only to the extent that a court of competent jurisdiction determines upon application that the person is fairly and reasonably entitled to indemnity for the expenses that such court deems proper.

      Section 3.3 Indemnification for Expenses in the Event Indemnitee is Wholly or Partly Successful. Any provision of this Agreement to the contrary notwithstanding, to the extent that the Indemnitee is successful on the merits or otherwise in defense of any Proceeding or Derivative Proceeding or in defense of any claim, issue or matter therein, the Indemnitee shall be indemnified against all expenses (including attorneys' fees and disbursements) actually and reasonably incurred by him/her or on his/her behalf in connection therewith. If the Indemnitee is not wholly successful in such Proceeding but is successful on the merits or otherwise in defense of one or more, but less than all, claims, issues or matters therein, the Corporation shall indemnify the Indemnitee against all expenses actually and reasonably incurred by him/her or on his/her behalf in connection with each such successfully resolved claim, issue or matter.

      Section 3.4 Advancement of Expenses. To the extent permitted by the provisions of this Agreement, all reasonable expenses (including attorneys' fees and disbursements) incurred by or on behalf of the Indemnitee in connection with any Proceed ing or Derivative Proceeding shall, upon determination by the Board of Directors or its duly authorized committee, be advanced to the Indemnitee by the Corporation within twenty days after the receipt by the Corporation of a written statement or statements from the Indemnitee requesting such advance or advances from time to time prior to final disposition of such Proceeding or Deriva tive Proceeding. Such statement or statements shall reasonably identify, describe and document the legal expenses actually and reasonably incurred by the Indemnitee and, if required by law at the time of such advance, shall include or be accompanied by an undertaking by or on behalf of the Indemnitee to repay the amount advanced if ultimately it should be determined that the Indemnitee is not entitled to be indemnified against such expenses pursuant to this Agreement. In making its determina tion, the Board of Directors or its duly authorized committee may (but need not) specify appropriate terms and conditions to be applicable to any advancements made hereunder.

     Section 3.5  Limitations on Indemnification.

      (A) Anything herein to the contrary notwithstanding, the Corporation shall have no obligation to pay any indemnity or to advance any expenses to the Indemnitee pursuant to this Article III if and to the extent:

           (i) The Indemnitee did not act in good faith and in a manner the Indemnitee reasonably believed to be in, or not opposed to, the best interests of the Corporation and, with respect to any criminal proceeding, had reasonable cause to believe his/her conduct was unlawful;

           (ii) The Indemnitee actually receives such payment under any insurance policy, other agreement or contract, statute, bylaw or otherwise;

           (iii) A court having jurisdiction in the matter shall, by final decision, determine that such indemnification or advancement of expenses is unlawful; or

            (iv) The Indemnitee misrepresented or failed to disclose a material fact in making the request for indemnification or advancement.

      (B) The termination of any Proceeding described in Section 3.1 of this Agreement or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, adversely affect the right of the Indemnitee to indemnification or create a presumption that the Indemnitee did not act in good faith and in a manner which the Indemnitee reasonably believed to be in or not opposed to the best interests of the Corporation or, with respect to a criminal proceeding, that the Indemnitee had reasonable cause to believe that such conduct was unlawful.

      (C) Notwithstanding any other provision of this Agreement, the Indemnitee shall not be entitled to indemnification or to the advancement of expenses under this Agreement in respect of any Proceeding or Derivative Proceeding, or any claim, issue or matter therein, brought, made or raised by the Indemnitee against the Corporation as a party, intervenor, amicus curiae or otherwise, unless the same was brought, made or raised after the occurrence of a Change of Control.

                           ARTICLE IV
                   INDEMNIFICATION PROCEDURES

       Section 4.1 Notification of Claim. To obtain indemnification under this Agreement, the Indemnitee shall submit to the General Legal Counsel of the Corporation a written request, including such documentation or information as is reasonably available to the Indemnitee or reasonably necessary to determine whether and to what extent the Indemnitee is entitled to indemnification (the "Supporting Documentation"). The deter mination of the Indemnitee's entitlement to indemnification shall be made not later than sixty days after receipt by the Corpora tion of the written request for indemnification together with the Supporting Documentation. The Secretary of the Corporation shall, promptly upon receipt of notice from the General Legal Counsel of such a request for indemnification, advise the Board of Directors or its duly authorized committee in writing that the Indemnitee has requested indemnification.

     Section 4.2 Determination of Entitlement. The Indemnitee's entitlement to indemnification under this Agreement shall be determined in one of the following ways:

           (i) by a majority vote of the Disinterested Directors if they constitute a quorum of the Board of Directors;

           (ii) by a written opinion of Independent Counsel if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, a majority of such Disinterested Directors so directs; or

           (iii) by the stockholders of the Corporation (but only if a majority of the Disinterested Directors, if they constitute a quorum of the Board of Directors, presents the issue of entitlement to indemnification to the stockholders for their determination).

     Section 4.3 Selection of Independent Counsel. In the event the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 4.2 of this Agreement, a majority of such Disinterested Directors or, if the Disinterested Directors do not constitute a quorum of the Board of Directors, a majority of the Board of Directors shall select the Independent Counsel, but only an Independent Counsel to which the Indemnitee does not reasonably object; provided, however, that if a Change in Control shall have occurred, the Indemnitee shall select such Independent Counsel to which a majority of the Disinterested Directors or, if the Disinterested Directors do not constitute a quorum of the Board of Directors, a majority of the Board does not reasonably object.

     Section 4.4 Payment of Indemnification. If a determination shall have been made pursuant to Section 4.2 that the Indemnitee is entitled to indemnification, the Corporation shall be obligated to pay the amounts constituting such indemnification within five days after such determination has been made and shall be conclusively bound by such determination unless (i) the Indem nitee misrepresented or failed to disclose a material fact in making the request for indemnification or in the Supporting Documentation, or (ii) such indemnification is prohibited by law.

      Section 4.5 Effect of Failure to Notify. Anything herein to the contrary notwithstanding, failure of the Indemnitee to notify the Corporation as provided in this Article IV shall not relieve the Corporation from any liability which it may have to the Indemnitee otherwise than under this Agreement.

      Section 4.6 Enforcement of Rights by Indemnitee. In the event that the Indemnitee seeks to enforce his/her rights under, or to recover damages for breach of, this Agreement, the Indemnitee shall be entitled to recover from the Corporation and shall be indemnified by the Corporation against any expenses actually and reasonably incurred by the Indemnitee if he/she prevails. If it shall be determined that the Indemnitee is entitled to receive part but not all of the indemnification or advancement of expenses sought, the expenses incurred by Indemnitee in connection therewith shall be prorated accordingly.

                            ARTICLE V
                        TERM OF AGREEMENT

     Section 5.1 Term. This Agreement shall continue until, and shall terminate upon, the later of: (a) ten (10) years after the date on or as of which the Indemnitee shall have ended his/her service as a director or other Representative of the Corporation or a Constituent Corporation, or as a Representative of a Covered Entity which the Indemnitee served at the request of the Corporation or a Constituent Corporation; or (b) the final termination of all Proceedings and Derivative Proceedings in respect of which the Indemnitee is or may be entitled to be granted rights of indemnification or advancement of expenses hereunder and of any proceeding commenced by the Indemnitee pursuant to
Section 4.6 of Article IV of this Agreement relating thereto.

                           ARTICLE VI
                       GENERAL PROVISIONS

     Section 6.1 Non-Exclusivity. The rights of indemnification and to receive advancement of expenses, as provided by this Agreement, shall not be deemed exclusive of any other rights to which the Indemnitee may at any time be entitled under applicable law, the Articles of Incorporation or Bylaws of the Corporation, any agreement, vote of stockholders or directors, or otherwise.

     Section 6.2 Insurance; Subrogation. In the event that with respect to any payment made to the Indemnitee under this Agreement the Corporation maintains one or more policies provid ing liability insurance for the acts or omissions giving rise to such payment, the Corporation shall be subrogated to the extent of such payment to any and all rights of recovery of the Indem nitee, and the Indemnitee hereby agrees to execute all papers required and to take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Corporation to bring suit to enforce such rights.
      Section 6.3 Arbitration. Either the Indemnitee or the Corporation may demand arbitration to resolve any dispute or controversy arising under or relating to this Agreement or any breach thereof. If arbitration is demanded, the dispute or controversy shall be submitted by the parties to binding arbitra tion in New York City before a panel of three arbitrators in accordance with the Commercial Arbitration Rules of the American Arbitration Association. The Indemnitee and the Corporation each shall choose an arbitrator, and those two arbitrators in turn shall select the third member of the panel; provided that upon mutual consent of the Indemnitee and the Corporation the matter shall be decided by a single arbitrator. Judgment upon the award rendered by the arbitrators may be entered in any court of competent jurisdiction. Each party shall pay its own costs and expenses incurred in connection with such arbitration; provided that if the arbitrators determine that the moving party acted in bad faith in demanding and bringing such arbitration, such moving party shall be required to reimburse the other party for its or his/her costs and expenses (including reasonable attorneys' fees) incurred in connection with the arbitration.

     Section 6.4  Amendment and Waiver.

     (A) No amendment, modification, termination or cancellation of this Agreement or any provision hereof shall be effective unless executed in writing by both parties hereto.

      (B) No waiver of any of the provisions of this Agreement shall be deemed or shall constitute a waiver of any other provisions hereof nor shall such waiver constitute a continuing waiver; provided, however, that a waiver given in writing by either party shall be enforceable against such party to the extent set forth in the waiver instrument.

      Section 6.5 Severability. If any provision of this Agreement shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (i) such provision shall be invalid, illegal or unenforceable only to the extent of such prohibition and the validity, legality and enforceability of the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (ii) to the fullest extent possible, the remaining provisions of this Agreement (including, without limitation, each portion of any Section of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that is not itself invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

      Section 6.6 Binding Effect; Scope of Coverage. This Agreement shall be binding upon the Indemnitee and upon the Corporation and its successors and assigns (including any direct or indirect successor by merger, consolidation or operation of law or by sale or transfer of all or substantially all of its assets); shall inure to the benefit of the Indemnitee and his/her heirs and personal and legal representatives; and shall be appli cable to Proceedings and Derivative Proceedings commenced or continuing after the Effective Date of this Agreement, whether arising from acts or omissions occurring before or after the Effective Date.

      Section 6.7 Notices. All notices, requests, demands and other communications hereunder shall be in writing and shall be deemed to have been duly given if (i) delivered by hand and receipted for by the party to whom said notice or other com munication shall have been directed, or (ii) mailed by certified or registered mail with postage prepaid, return receipt requested, on the third business day after the date on which it is so mailed:

     (a)   If to Indemnitee, to:  (Address)

     (b)  If to the Corporation to:     AMP Incorporated
                                        470 Friendship Road
                                        M.S. 176-41
                                        Harrisburg, PA  17111
                                        Attention:  General Legal Counsel

or to such other address as may have been furnished in writing to the Indemnitee by the Corporation or to the Corporation by the Indemnitee, as the case may be.

      Section 6.8 Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the Commonwealth of Pennsylvania without giving effect to the conflict of law rules thereof.

      Section 6.9 Entire Agreement. This Agreement constitutes the entire agreement between the parties hereto with respect to the subject matter of this Agreement, and supersedes all prior and contemporaneous agreements and understandings of the parties relating thereto, whether oral or written.

      IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the date and year first above written.


ATTEST:                                        AMP
INCORPORATED

________________________           By:__________________________
                                            J. E. Marley
                                        Chairman of the Board


                                   (Address)



                                    ----------------------------
                                       (Fullname)


                                   WITNESS:

                                   ------------------------------

                         address:  ______________________________

                                   ------------------------------

                                   ------------------------------

                             Schedule A to EX-10.S

     Agreements identical in all material respects to the "Indemnity Agreement dated October 22, 1996" were entered into with each member of the Board of Directors. Additionally, agreements identical in all material respects to the "Indmenity Agreement dated October 22, 1996" but containing introductory language identifying the individual as on executive officer of the Company were entered into with each executive officer of the Company.